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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                         DATE OF REPORT -- JULY 29, 1999




                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000




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                                  RAYONIER INC.

                                TABLE OF CONTENTS






                                                                            PAGE


              Item 5.      Other Events                                       1

              Item 7.      Financial Statements and Exhibits                  1

                           Signature                                          1

                           Exhibit Index                                      2




                                      i
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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on July 29, 1999, attached as Exhibit 99.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  See Exhibit Index







                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RAYONIER INC.  (Registrant)


                                              BY    George C. Kay
                                                    George C. Kay
                                                    Vice President and
                                                    Corporate Controller
July 29, 1999






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                                  EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION                    LOCATION
-----------                        -----------                    --------


    99                            News Release issued            Filed herewith
                                  July 29, 1999









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